UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 26, 2016 (May 21, 2016)

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ALPHA-EN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-12885	95-4622429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 White Plains Road, Suite 425, Tarrytown, New York 10591
(Address of Principal Executive Offices)

(914) 418-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 21, 2016 the Board of Directors of alpha-En Corporation (the “Company”) approved the dismissal of Li and Company, PC (“Li and Company”) as the Company’s independent registered public accounting firm.

Concurrent with the dismissal of Li and Company, the Board of Directors of the Company ratified and approved the appointment of EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

The Company’s consolidated financial statements of the fiscal years ended December 31, 2012 through 2013 were audited by Li and Company’s reports on our financial statements, which did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Li and Company’s reports on our financial statements for the fiscal year ended December 31, 2013, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2013 and through May 21, 2016, (a) there were no disagreements with Li and Company on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li and Company, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Li and Company with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Li and Company to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Filed herewith as Exhibit 16.1 is a copy of Li and Company’s letter to the SEC dated May 26, 2016.

During the Company’s two most recent fiscal years and the subsequent interim period prior to dismissal of Li and Company, neither the Company nor anyone acting on behalf of the Company consulted EisnerAmper about any matter that was either the subject of a disagreement or any other matter, including any “reportable event”, the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements. Consequently, no written report to the Company or oral advice was provided by EisnerAmper which that firm concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Li and Company to the Securities and Exchange Commission dated May 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA-EN CORPORATION
(Registrant)

Date: May 26, 2016	By:	/s/ Jerome I. Feldman
	Name:	Jerome I. Feldman
	Title:	Chief Financial Officer, Treasurer and
Chairman of the Board